Battery Park High Yield Fund
Annual Report as of September 30, 1997

We remain optimistic that the current favorable high yield environment will continue

Battery Park High Yield Fund's objective is to provide shareholders with high total return consisting of current income and capital appreciation. The Fund seeks to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality.

The Fund has generated impressive returns

Since its inception on October 28, 1996, the Battery Park High Yield Fund has posted a total return of 23.13% for Class A Shares (17.61% net of maximum sales charge of 4.50%) and 23.41% for Class Y Shares.(1) The Fund significantly outperformed its benchmark, the Merrill Lynch High Yield Master II Index(2), which returned 14.41%.

[Graphic representation "A1" omitted. See Appendix.]

[Graphic representation "A2" omitted. See Appendix.]

This graph compares a $10,000 investment in the Class A shares (after deducting the 4.50% sales charge) and Class Y shares of the Fund, made at its inception, with a similar hypothetical investment in the Merrill Lynch High Yield Master II Index. The hypothetical investment in Class A shares minus the sales charge ($10,000 - $450) represents an actual investment of $9,550. Results include the reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Portfolio highlights

During its initial eleven months, the Fund benefited from strong performance from individual bond investments and the overweighting of specific industries.

In the fourth quarter of 1996, the Fund was overweighted in the energy sector, which was one of the best performing sectors due to high commodity prices. The Fund generated attractive returns in Abraxus Petroleum and Parker Petroleum. As security prices in the energy sector rose to reflect its improved fundamentals, the Fund reduced its exposure to energy in early 1997.

The overweighted exposure to the telecommunications industry enhanced the Fund's performance since its inception. The portfolio held approximately 17% of total assets in this sector, as of September 30, 1997. Telecommunications performed well because of the global trend toward deregulation, which has led to consolidation and takeovers by investment grade credits in the industry. Some of the Fund's holdings, including Teleport, McLeod, and Colt Telecom, performed well in anticipation of potential takeovers.

The Fund has not had any credit problems since its inception, and had very little exposure to one of the worst performing industries N supermarkets N where credits suffered from store over-development. The Fund was well diversified, as illustrated in the chart of top ten industries below.

[Graphic representation "A3" omitted. See Appendix.]

Portfolio characteristics* as of 9/30/97

Modified Duration                   4.90 yrs.

Average Maturity                    6.85 yrs.

Average Rating                      B

30-Day SEC Yield**

   Class A shares                   8.47%

   Class A shares net of load       8.08%

   Class Y shares                   8.72%

* Portfolio characteristics include cash & cash equivalents which represent approximately 2% of the Fund's assets as of September 30, 1997

** The Adviser temporarily waived fees of 0.65% and absorbed expenses of 1.61% in order to cap expenses at 1.25% for A shares and 1.00% for Y shares. The annualized 30-day SEC Yield would have been 6.21% for Class A shares at NAV, 5.82% for Class A shares net of maximum sales charge and 6.46% for Class Y shares.

The Adviser's approach to
high yield investing

Our research intensive, bottom-up approach, combined with our focus on total return, have been integral to our success thus far. Our conservative investment philosophy resulted in the following Standard & Poor's ratings breakdown:

[Graphic representation "A4" omitted. See Appendix.]

Morningstar* Total Return Ranking

   One Year as of 10/31/97

CLASS Y SHARES #2 of 167 funds

CLASS A SHARES #3 of 167 funds

*Ranking is based on total return performance of high yield mutual funds in Morningstar's universe. Morningstar is a privately owned company that tracks the performance statistics of more than 8,000 U.S. registered mutual funds. Morningstar does not deduct sales charges for ranking purposes. The above mentioned ranking is not to be intended as "a discretionary star rating" of mutual funds which it provides and which is based on a risk/return profile for a minimum 3-year track record.

Market environment

High yield market performance has been helped by a favorable economic environment. Real growth has been strong and inflation during this period has actually declined. Defaults have been low and interest rates have fallen since the Fund's inception. A strong equity market has provided high yield companies access to capital. These conditions have provided numerous benefits for high yield investors and have enabled us to focus on improving credits.

Outlook and strategy

We remain optimistic that the current favorable environment will continue. We will maintain our focus on buying the bonds of leading companies with improving business prospects. We believe spreads in the upper and middle tier of the high yield market reflect the favorable environment, and the lower tier is currently overvalued. Accordingly, we are extremely selective when investing in lower tier credits.

Intense credit research will continue to be the basis of our investment focus. We truly believe credit discipline and the patience to invest in improving companies, rather than investing for current yield, are key to minimizing risk and generating attractive long term returns. Of course, investors should understand that the Fund invests primarily in non-investment grade bonds which involve greater risk of price volatility and default in payment of interest and principal than higher rated bonds. Please see the prospectus for a more detailed discussion of risk.

Thank you for your confidence in the Battery Park High Yield Fund. We look forward to helping you reach your investment goals in the future.

Robert Levine, CFA
President, Battery Park Funds

Richard Buch, CFA
Portfolio Manager

[PHOTO APPEARS HERE]
About the Portfolio Manager

Richard A. Buch, CFA, is a Managing Director and Senior Portfolio Manager of NCRAM. He is the portfolio manager of the Battery Park High Yield Fund since the Fund's inception and other high yield accounts. He supervises NCRAM's team of credit analysts/portfolio managers. Mr. Buch was previously Senior VP and High Yield Portfolio Manager for Kidder, Peabody Asset Management, Assistant VP at Reliance Insurance, and a Senior Securities Analyst at Teachers Insurance Annuity Association. He is a member of the Financial Analyst Federation.

--------------------------------------------------------------------------------

Class A Shares incur a maximum initial sales charge (front-end load) of 4.50% and bear annual 12b-1 fees of 0.25%. Class A shares are available only through securities dealers that have entered into selected dealer agreements with the Distributor.

Class Y Shares are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases shares through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.

(1) Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. The Investment Adviser of the Battery Park High Yield Fund waived management fees of 0.65% and absorbed expenses of 2.21% in order to cap expenses at 1.25% for A shares and 1.00% for Y shares. Absent the waiver and absorption of fees, the total return performance for the returns of Class A shares at NAV would have been 20.49%; Class A shares (net of maximum sales charge of 4.50%) would have been 14.97%; and the performance of Y shares would have been 20.77%.

(2) The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on approximately 900 high yield debt securities of at least $50 million ranging in rating from Ba1 to C by Moody's Investors Service, Inc., and BBB+ to C by Standard & Poor's Ratings Services. The Index has no cash component or transaction costs and is trader, not market priced and may not reflect prices at which securities could actually trade. Approximately 10% of the Index is comprised of zero coupon bonds. The index is unmanaged and investments cannot be made in an index.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN IT IS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS OF THE BATTERY PARK HIGH YIELD FUND, WHICH CONTAINS MORE COMPLETE INFORMATION REGARDING FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. INFORMATION CONTAINED HEREIN IS AS OF THE DATE HEREOF AND IS SUBJECT TO CHANGE.

Nomura Securities International, Inc., Distributor

Cusip 07132Q108
Cusip 07132Q207
G01843-04 (11/97)



                                    Appendix

A1. The graphic presentation here displayed consists of a four-column chart entitled "Fund Performance as of 9/30/97." The information is as follows:
Battery Park - Class Y Shares, 23.41%; Battery Park - Class A Shares, 23.13%; Battery Park - Class A Shares Net of Max Sales Charge (4.5%), 17.61; and Merrill Lynch HY Master II, $14.41%.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Battery Park High Yield Fund, are represented by a solid line. The Class A Shares, based on a 4.5% sales charge, is represented by a broken line. The Class A Shares, without a sales charge, is represented by a line with triangles. The Merrill Lynch High Yield Master II Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares, Class A Shares based on a 4.5% sales charge, and Class A Shares without a sales charge, of the fund, and the Merrill Lynch High Yield Master II Index. The "x" axis reflects computation periods from 10/28/96 to 9/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, Class A Shares based on a 4.5% sales charge, and Class A Shares without a sales charge, as compared to the Merrill Lynch High Yield Master II Index. The ending values were $12,342, $11,758, $12,312, and $11,472, respectively.

A3. The graphic presentation here displayed consists of a pie chart entitled "Battery Park Fund's Diverse Portfolio. Top 10 Industries (%) as of Sept. 30, 1997." The information is as follows: Building & Development, 4%; Telecommunications, 17%; Cable TV, 8%; Hotels/Casinos, 9%; Retailers, 7%; Oil & Gas, 6%; Surface Transportation, 5%; Forest Products, 5%; Food Products, 4%; and Steel, 4%.

A4. The graphic presentation here displayed consists of a pie chart entitled "Battery Park Fund's Quality Breakdown as of 9/30/97." The information is as follows: Cash, 2%; B-, 38%; B, 29%; B+, 17%; NR, 12%; and BB-, 2%.